                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         December 7, 2005

                          THE L.S. STARRETT COMPANY

             (Exact name of registrant as specified in its charter)

          Massachusetts                 1-367              04-1866480

  (State or Other Jurisdiction       (Commission         (IRS Employer

        of Incorporation)            File Number)      Identification No.)

                  121 CRESCENT STREET, ATHOL, MASSACHUSETTS  01331

                (Address of principal executive offices)  (Zip Code)

Registrant's telephone number:   978-249-3551

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]   Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                  Page 1 of 2

Item 7.01 Regulation FD Disclosure

On December 7, 2005, The L.S. Starrett Company (the "Company") issued a press release announcing its quarterly dividend on the Company's common stock,

payable on December 29, 2005 to stockholders of record on December 15, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

Item 8.01  Other Events.

The New York Stock Exchange rules require that the Company’s non-management directors meet at regularly scheduled executive sessions without management participation.  As described in the Company’s Corporate Governance Policy, the Company’s Board of Directors has not formally selected a director to preside over the executive sessions of the non-management directors.  Instead, at each executive session, the non-management directors designate a presiding director, or chair, for the session.  Disclosure concerning the process by which the presiding director is selected for each executive session was inadvertently omitted from the Company’s Proxy Statement for its 2005 Annual Meeting of Stockholders.  A copy of the Company’s Corporate Governance Policy is available on the Company’s web site at www.starrett.com.

                                 SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE L.S. STARRETT COMPANY

Date:  December 12, 2005                By: s/ Randall J. Hylek

                                     Name: Randall J. Hylek

                                    Title: Treasurer and

                                           Chief Financial Officer

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